Exhibit 99.1

Corporate Presentation JANUARY 2020

Disclaimer Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Prevail Therapeutics, Inc.’s (“Prevail”) own internal estimates and research. While Prevail believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Prevail believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective product candidates, planned clinical trials and preclinical activities, product approvals, degree of market acceptance of approved products, research and development costs, current and prospective collaborations, timing and likelihood of success, plans and objectives of management for future operations, and future results of anticipated product candidates, are forward- looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements in this presentation represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. There can be no assurance that the opportunity will meet your investment objectives, that you will receive a return of all or part of such investment. Investment results may vary significantly over any given time period. The appropriateness of a particular investment or strategy will depend on an investor’s individual circumstances and objectives. We recommend that investors independently evaluate specific investments and strategies. C O N F I D E N T I A L 2

Prevail Therapeutics overview

Large Market & Near-Term Value Inflection for PR001

- PR001 Phase 1/2 PROPEL trial for Parkinson's with GBA mutation (PD-GBA) currently recruiting; PD-GBA affects >90K Americans
- Potential for rapid proof-of-concept for PR001 in neuronopathic Gaucher disease; IND active and planned to enter the clinic in first half of 2020

Precision Genetic Medicine Approach Increases POS

- Potential disease-modifying targets identified based on human genetics
- Targeting genetically defined patient populations
- Gene delivery with AAV9 vector has a track record of efficacy and safety

High Value Pipeline Programs

- PR006 planned to enter clinic in 2020; PR004 IND planned for 2021
- Additional genetically-validated targets in Parkinson's, Alzheimer's, ALS, FTD

Excellence in CNS Gene Therapy

- Expertise in developing therapies for neurodegenerative diseases
- Leaders in gene therapy manufacturing and process development

Prevail THERAPEUTICS
CONFIDENTIAL | 3

Rapid execution in developing gene therapies for patients with urgent unmet needs 2017 2018 2019 AUGUST 2017: MARCH 2018: MARCH 2019: JUNE 2019: Seed financing and $75M Series A $50M Series B $125M IPO REGENXBIO license OCTOBER 2017: MAY 2018: MAY 2019: OCTOBER 2019: Lab space secured REGENXBIO second PR001 PD-GBA 50+ employees in NYC agreement IND active DECEMBER 2019: PR001 nGD IND active C O N F I D E N T I A L 4

Management and Board of Directors

Experienced Management Team



Asa Abeliovich, MD, PhD
CEO and Founder

ALECTOR
Columbia University in the City of New York



Brett Kaplan, MD
Chief Financial Officer

COWEN
EVERCORE
CUBIST



Yong Dai, PhD
Chief Technology Officer

Shire
uniQure
immunogen



Emily Minkow
Chief Business Officer

Celgene
frankel group



Franz Hefti, PhD
Chief Development Officer

Avid
RINAT
MERCK
Genentech



Jeff Sevigny, MD
Chief Medical Officer

Roche
Biogen
MERCK
NOVARTIS

Board of Directors

Francois Nader, MD
Non-Executive Chairman

Asa Abeliovich, MD, PhD
CEO and Founder

Tim Adams
Independent

Carl Gordon, PhD, CFA
OrbiMed

Ran Nussbaum
Pontifax

Morgan Sheng, MBBS, Ph.D., FRS
Independent

Peter Thompson, MD
OrbiMed

Prevail Therapeutics
CONFIDENTIAL | 5

Pipeline of disease-modifying AAV9 gene therapies for neurodegenerative diseases

Programs	Indication	Approach	Stage of Development				Upcoming Milestones
			Discovery	Preclinical	Phase 1/2	Pivotal	
PR001	PD-GBA	*GBA1* Gene Transfer	*IND Active* (through Phase 1/2)				• Interim Phase 1/2 data in 2H of 2020
PR001	Neuronopathic Gaucher disease	*GBA1* Gene Transfer	*IND Active* (through Preclinical)				• Phase 1/2 initiation • Interim Phase 1/2 data
PR006	FTD-GRN	*GRN* Gene Transfer	(through Preclinical)				• Phase 1/2 initiation • Interim Phase 1/2 data
PR004	Synucleinopathies	*GBA1* Gene Transfer + α-Synuclein Knockdown	(into Preclinical)				• IND enabling studies • IND filing

Prevail owns worldwide commercial rights to all product candidates in the pipeline

Prevail THERAPEUTICS
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Precision genetic medicine approach to neurodegenerative diseases


Mutated Gene
DYSFUNCTIONAL LYSOSOME PATHWAY
INFLAMMATION
CELL TOXICITY
SUBSTRATE ACCUMULATION
PROTEIN AGGREGATION
Disease

- Human genetic studies have identified genes that cause or increase risk of neurodegenerative diseases
- Many of these genes are involved in lysosomal function
- Gene therapy can enable delivery of a functional gene to the CNS
- We plan to develop our therapies for genetically-defined patient populations with corresponding mutations

Prevail THERAPEUTICS CONFIDENTIAL | 7

AAV9 is well-suited to deliver functional genes or gene knockdown to the CNS


Gene cargo
AAV9 delivery vector
CNS administration
Viral transduction and transgene expression

- AAV9-based therapy has shown transformative efficacy and safety and is now approved for SMA
- The effectiveness of AAV9-based therapies is due to its ability to distribute broadly across the CNS
- AAV9 manufacturing process is well-characterized and scalable
- Prevail has licensed exclusive WW rights to AAV9 from REGENXBIO to deliver the genes in our lead programs

Prevail THERAPEUTICS
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PR001 overview

PR001	• AAV9 viral vector delivering the *GBA1* gene, which encodes glucocerebrosidase (GCase)
Route of Administration	• Single intra-cisterna magna (ICM) injection
Lead Indications	• Parkinson's disease with at least one *GBA1* mutation (PD-GBA) ○ Earlier disease onset, more rapid progression, and higher rate of dementia than sporadic PD • Neuronopathic Gaucher disease (nGD) ○ Neurological form of Gaucher due to severe GCase deficiency
Progress and Status	• PD-GBA IND active and sites initiated for Phase 1/2 PROPEL trial • nGD IND active and site activation in process for Phase 1/2 PROVIDE trial for Type 2 Gaucher disease



Prevail THERAPEUTICS
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Parkinson’s disease Prodromal Period After Clinical Diagnosis Of PD • Early disease manifests with non-motor and subtle motor symptoms • With disease progression motor symptoms worsen Psychosis Complications and cognitive & behavioral symptoms emerge disability Fluctuations of Dyskinesia • Benefit of existing Dysphagia Motor symptomatic therapies Postural instability Degree Freezing of gait diminishes as disease Falls Bradykinesia progresses Rigidity Tremor Non • No disease-modifying Urinary symptoms - Pain EDS Fatigue Orthostatic hypotension therapy available Hyposmia Dementia motor Constipation RBD MCI Depression -20 -10 0 10 20 Time (years) Source: Kalia and Lang, Lancet 2015; 386: 896 RBD: REM behavioral sleep disorder; EDS: excessive daytime sleepiness; MCI: mild cognitive impairment C O N F I D E N T I A L 10

PD-GBA and neuronopathic GD are a continuum of pathology with the same underlying genetic mechanism

Number and severity of *GBA1* mutations ➔ Decreasing enzyme activity ➔ Increasing disease severity

0 mutations	1 mild / moderate mutation	1 severe mutation	2 mild / moderate mutations	2 severe mutations
"Sporadic" Parkinson's	PD-GBA with less severe phenotype	PD-GBA with more severe phenotype	Type 1 Gaucher disease	Neuronopathic Gaucher disease

Prevail THERAPEUTICS

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PR001 mechanism of action in PD-GBA Parkinson’s PR001 Disease Treated WITH GBA1 MUTATION C O N F I D E N T I A L 12

PR001 CBE mouse model efficacy results Activity and substrate reduction Activity and substrate reduction Efficacy (CBE dose-ranging efficacy study) (CBE 6-month efficacy study) (CBE dose-ranging efficacy study) GCase Activity GCase Activity Astrogliosis (glial scarring) GluSph GluSph Rotarod Means are presented +/- SEM. *: p<0.05; **: p<0.01; ***: p<0.001. By one-way ANOVA and Fischer’s exact test for glial scarring. For rotarod, nominal p values were calculated by linear regression in the CBE-treated groups, with gender corrected for as a covariate. Activity, substrate and astrogliosis (glial scarring) measured in the cortex C O N F I D E N T I A L 13 PR001 low dose = 1.3x1010 vg/g brain, PR001 mid dose = 4.2x1010 vg/g brain, PR001 high dose = 1.3x1011 vg/g brain

PR001 genetic mouse model efficacy results

Activity	Substrate reduction	Efficacy


GCase Activity
GCase Activity (Units/mg)
10000
8000
6000
4000
2000
0
***

- PR001 increased GCase enzyme activity (cortex)


GluSph
pmol/nmol of phosphate (Pi)
0.08
0.06
0.04
0.02
0.00
***
†

- 4L/PS-NA mice exhibited glycolipid accumulation
- PR001 suppressed lipid accumulation (cerebellum)


Beam Walk
slips(n)/speed (cm/s)
6
4
2
0
***
*
*
*

- 4L/PS-NA mice exhibited motor behavior dysfunction
- PR001 improved motor function in a beam walk test

Control + Vehicle | 4L/PS-NA + Vehicle | 4L/PS-NA + 7.4×10^{9} vg/g brain PR001 | 4L/PS-NA + 7.4×10^{10} vg/g brain PR001 | 4L/PS-NA + 2.3×10^{11} vg/g brain PR001 | 4L/PS-NA + 7.4×10^{11} vg/g brain PR001

Each bar represents the mean ± SEM
P-value: *$p<0.05$, ***$p<0.001$ by one-way analysis of variance followed by Tukey HSD
†: $p<0.1$ for effect of PR001 injected dose by multiple linear regression for genotype and dose across all animals

Prevail THERAPEUTICS
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PR001 safety and biodistribution in NHPs

- NHP high dose equivalent to starting clinical dose for PD-GBA (allometric scaling)
- No PR001-related safety events or adverse findings were observed

NHP biodistribution with ICM delivery

	Control	Low Dose	High Dose
Frontal Cortex	0.00e+00	9.93e+01	2.55e+05
Hippocampus	0.00e+00	4.68e+03	5.81e+04
Periventricular Tissue	0.00e+00	5.00e+02	2.17e+03
Putamen	0.00e+00	6.94e+01	1.37e+04
Ventral Midbrain	0.00e+00	1.28e+03	1.51e+04
Cervical Spinal Cord	0.00e+00	1.07e+05	1.62e+05
Thoracic Spinal Cord	0.00e+00	1.54e+05	3.23e+05
Lumbar Spinal Cord	0.00e+00	8.91e+04	2.69e+05

Vector Genomes per ug DNA tissue

- 1.00e+06
- 1.00e+05
- 1.00e+04
- 1.00e+03
- 0.00e+00

Control Dose = 0 vg/g brain, Low Dose = 6.2×10^{10} vg/g brain PR001, High Dose = 2.3×10^{11} vg/g brain PR001
N=3 per group

Prevail THERAPEUTICS
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PR001 PD-GBA PROPEL Phase 1/2 trial
Randomized, double-blind, sham procedure-controlled

propel

PD-GBA Patients

- Single or biallelic *GBA1* mutations
- Moderate to severe Parkinson's disease
- Stable background PD medication

Single ICM injection → *3 month biomarker readout* → *12 month clinical readout* → *5-year safety and clinical follow-up*

PR001 Low Dose vs. Placebo (N=8, 6:2)

PR001 High Dose vs. Placebo (N=8, 6:2)

- Safety and tolerability
- Key biomarkers: GCase, GluCer, GluSph (CSF and blood)
- Additional biomarkers: α-Synuclein, NfL, DAT SPECT, MRI
- Efficacy: MDS-UPDRS, cognition, ADLs

ICM: intra-cisterna magna; MDS-UPDRS: Movement Disorders Society Unified Parkinson's disease Rating Scale; ADLs: Activities of Daily Living; NfL: neurofilament light; DAT: Dopamine transporter; SPECT: single photon emission computed tomography

Prevail THERAPEUTICS CONFIDENTIAL | 16

Goal of PR001 treatment is to deliver the *GBA1* gene to restore GCase activity in PD-GBA patients

GCase Enzyme Activity (Illustrative)


PD-GBA
Pre-PR001
Treatment
~50%
PR001
Goal of PR001
Treatment
~70-80%
Upside of PR001
Treatment
100%

- Human genetics suggest increasing GCase activity by 20-30% of healthy levels expected to be clinically meaningful
- Similarly, mouse data suggests 20-30% increase in GCase activity corresponds to efficacy

Prevail THERAPEUTICS
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PR001 Type 2 Gaucher disease PROVIDE Phase 1/2 trial

Open label

provide

Type 2 Gaucher Patients

- Infants 0-24 months old
- Biallelic *GBA1* mutations
- Neurological signs & symptoms consistent with Type 2 Gaucher disease
- Stable SoC background medications

Single ICM injection → *3-6 month biomarker readout* → *12 month clinical readout* → *5-year safety and clinical follow-up*

PR001 (Open label, N=15)

- Safety and tolerability
- Key biomarkers: GCase, GluCer, GluSph (CSF and blood)
- Time to clinical event (e.g., tracheostomy, PEG placement, death)
- Efficacy: behavior, cognition, gross motor, function, QoL

ICM: intra-cisterna magna; QoL: quality of life; SoC: standard of care; PEG: percutaneous endoscopic gastrostomy

Prevail THERAPEUTICS

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PR001 Type 3 Gaucher disease PROGRESS Phase 1/2 trial

Planned, open label

progress

Type 3 Gaucher Patients

- Children 1-12 years old
- Biallelic *GBA1* mutations
- Neurological signs & symptoms consistent with Type 3 Gaucher disease
- Stable use of ERT

Single ICM injection → *3-6 month biomarker readout* → *12 month clinical readout* → *5-year safety and clinical follow-up*

PR001 (Open label, N=21)

- Safety and tolerability
- Key biomarkers: GCase, GluCer, GluSph (CSF and blood)
- Efficacy: behavior, cognition, gross motor, function, QoL

ICM: intra-cisterna magna; QoL: quality of life; ICM: intra-cisterna magna; QoL: quality of life; ERT: enzyme replacement therapy

Prevail THERAPEUTICS

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PR001 market opportunity

	PD-GBA	Neuronopathic GD
Disease Overview	• PD patients with at least one *GBA1* mutation • Earlier onset, faster progression, and higher prevalence of dementia	• Type 2 Gaucher: Severe progressive neurologic disease; mortality by age 2 • Type 3 Gaucher: Juvenile or adult onset with multiple neurological manifestations
Treatment & Unmet Need	• No therapies to slow or stop disease progression • Benefit of symptomatic therapies diminishes as disease progresses	• No effective therapies for the neurologic manifestations of Gaucher • ERTs used for peripheral manifestations; do not enter the brain
Market Size	• Parkinson's prevalence 7M worldwide, 1M in US • 7-10% of PD patients worldwide have *GBA1* mutation	• >1,000 patients in the major markets • 6% of Gaucher cases in the US but higher prevalence in other regions

Source: Lancet Neurol 2018; 17: 939–53, N Engl J Med. 2009 Oct 22; 361(17): 1651–1661, Lancet Neurol. 2012 Nov; 11(11): 986–998, Parkinson's Prevalence Project, Hematology. 2017 Mar;22(2):65-73; J Hum Genet. 2017 Aug;62(8):763-768; J Pediatr. 2015 Jan;166(1):172-7; Arch Intern Med. 2000 Oct 9;160(18):2835-43; J Pediatr. 2017 Nov;190:130-135 Independent Market Research (N=25) March 2019

Prevail THERAPEUTICS
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PR006 overview

PR006	• AAV9 viral vector delivering the *GRN* gene, which encodes progranulin
Route of Administration	• Single intra-cisterna magna (ICM) injection
Lead Indications	• Frontotemporal dementia with *GRN* mutation (FTD-GRN) ◦ Rapidly progressive dementia impacting behavior and language ◦ Leads to death within 3-10 years
Progress and Status	• Mouse efficacy and NHP safety and biodistribution studies conducted • On track to initiate Phase 1/2 clinical trial in 2020



Prevail THERAPEUTICS
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Frontotemporal dementia with *GRN* mutation is caused by progranulin deficiency

- FTD pathology includes neurodegeneration and inflammation
- Progranulin is a secreted factor that is enriched in lysosomes
- Progranulin deficiency leads to lysosomal dysfunction



Healthy Brain
NEURON SURVIVAL
NORMAL PROGRANULIN
LYSOSOME
NEURON
FTD-GRN
NEURONAL CELL DEATH
REDUCED PROGRANULIN
LYSOSOMAL DYSFUNCTION
NEURON
AGGREGATES
PROGRANULIN
DEGRADED PRODUCTS

Source: Zhou et al, Nature Communications (2017)

Prevail THERAPEUTICS
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Number of *GRN* mutations causes varying degrees of progranulin deficiency resulting in spectrum of disease

Number of *GRN* mutations → Decreasing progranulin → Increasing disease severity

0 mutations	1 mutation *(Heterozygous)*	2 mutations *(Homozygous)*
Healthy Individuals	**Frontotemporal Dementia** *(Adult onset)*	**Neuronal Ceroid Lipofuscinosis** *(Childhood onset)*

Prevail THERAPEUTICS
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PR006 efficacy in human FTD-GRN neuronal cultures iPSC-derived neurons from Secreted progranulin Progranulin Secreted expression progranulin Cathepsin Secreted D maturation progranulin Insoluble TDP-43 levels FTD-GRN mutation carriers 0.6 n Control 0.6 n 0.6 i o i o Control Control a t a t entration entr FTD-GRN #1 (M1L) entr FTD-GRN #1 (M1L) FTD-GRN #1 (M1L) 0.4 FTD- 0.4 #2 (R493X FTD-GRN 0.4 #2 (R493X) FTD-GRN #2 (R493X) c Secreted Progranulin n c L) PGRN (ng/mL) simple n c L) con 5 co m / co / m n 0.6 g g o n n (ng/mL) lin ( Control lin ( #1 ati 4 0.2 n u 0.2 n u 0.2 ntr a FTD-GRN a #1 (M1L) e ein) c t 3 (ng/mL) mL)rogr0.4 FTD-GRN rogr #2 (R493X) n ro Progranulin 0.0g/P 0.0 P 0.0 o p n 5 5 5 c 0 8x10 ( 0 8x10 0 8x10 n 2 PR006A (MOI) PR006A (MOI) PR006A (MOI) (ng/mg PGRN 0.2 granuli 1 Progranulin Pr o 0 0.0 Control l FTD- FTD- Excipient PR006 o 1 2 t r GRN # #1 GRN # #2 n N N PR006 (MOI) o R R C G G—-D D T T • iPSC-derived F neurons F from • PR006 transduction resulted • PR006 treatment rescued the • PR006 treatment decreased humans with FTD-GRN in robust expression of defective maturation of insoluble TDP-43, a hallmark mutations secreted less progranulin protein secreted cathepsin D, a key lysosomal of FTD-GRN pathology progranulin than neurons into the cell media protease derived from healthy controls Statistics determined using a t-test; * = p < 0.05, ** = p < 0.01, ** = p < 0.001. Data is presented as mean ± SEM. C O N F I D E N T I A L 24

PR006 efficacy in *Grn* knockout mice

Progranulin expression

Progranulin mRNA
(cerebral cortex)


***
***
***
GRN copies/µg RNA
0
Low Dose
Mid Dose
High Dose
PR006

- PR006 dose-dependently increased expression of the *GRN* transgene

Substrate reduction

Lipofuscin accumulation
(hippocampus)


***
**
***
p=0.13
% of mice
100
50
0
WT
0
Low Dose
Mid Dose
High Dose
PR006
Lipofuscin Score
0 (Normal; no finding)
1 (Minimal)
2 (Mild)
3 (Moderate)

- PR006 dose-dependently reduced accumulation of lipofuscin, an indicator of lysosomal dysfunction, throughout the brain

Neuroinflammation

Neuroinflammation
(Tnf mRNA) (cerebral cortex)


***
***
***
Fold Change
1.5
1.0
0.5
0.0
WT
0
Low Dose
Mid Dose
High Dose
PR006

- PR006 treatment reduced gene expression of proinflammatory cytokine TNFα (Tnf)

Means are presented +/- SEM. N=8-10 per group. ***: p<0.001 by ANOVA followed by Dunnett's multiple tests correction comparing each group to excipient-treated *Grn* KO mice.

Prevail THERAPEUTICS
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PR006 safety and biodistribution in NHPs

Progranulin Expression in CSF



*
Fold Change from Excipient
0
1
2
Excipient
Low Dose
High Dose

- PR006 treatment dose-dependently increased progranulin expression in the CSF

Results

- PR006 administration resulted in widespread transduction in the CNS and periphery, and elevated progranulin protein levels in the CSF
- No adverse PR006-related findings (clinical and histopathological endpoints)
- Third-party pathologist classified "extremely minor" degree of nerve fiber degeneration in spinal cord and glial cellularity in DRGs

NHPs received ICM administration of excipient, low dose PR006, or high dose PR006
Bars represent mean ± SEM. P-value: *$p<0.05$, by one-way dose dependence response analysis using William's trend test

Prevail THERAPEUTICS
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PR006 FTD-GRN PROCLAIM Phase 1/2 trial

Planned

Single ICM injection — *3 month biomarker readout* — *12 month clinical readout* — *5-year safety and clinical follow-up*

FTD-GRN Patients

- 30-80 years old
- Single pathogenic *GRN* mutation
- Symptomatic disease stage
- Stable background medications

→ **PR006**

- Safety and tolerability
- Key biomarkers: progranulin, NfL
- Additional biomarkers: volumetric MRI, markers of neuroinflammation and astroglial pathology
- Efficacy: CDR plus NACC FTLD; measures of behavior, cognition, language, function, QoL

ICM: intra-cisterna magna; NfL: neurofilament light chain; CDR plus NACC FTLD: Clinical Dementia Rating plus National Alzheimer's Coordinating Center Frontal Temporal Lobar Dementia; QoL: quality of life

Prevail THERAPEUTICS CONFIDENTIAL | 27

PR006 market opportunity

	FTD-GRN
Disease Overview	• Progressive and devastating early-onset form of dementia • Leads to death within 3-10 years
Treatment & Unmet Need	• No therapies approved for FTD • No therapies have shown disease modification
Market Size	• FTD prevalence ~50,000 in US; ~800-110,000 in EU • 5-10% of FTD patients have a *GRN* mutation

Prevail THERAPEUTICS

Source: Rascovsky et al. 2005; Riedl et al, 2014, Neuropsychiatric Disease and Treatment, 10:297-301; European Medicines Agency bvFTD website, Gass et al, 2006, Human Molecular Genetics

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CMC strategy and capabilities Established internal process development capabilities; working with CDMOs to supply clinical trials with drug product Phase 3 and Commercial Material Phase 1/2 Material • Baculovirus platform to establish high-yield scalable process • Robust adherent HEK293 process to • Process development and scale up underway; has maximize speed to the clinic demonstrated promising yield and potency • Partnership with established CDMO • Partnered with Lonza to develop and manufacture drug supply for late-stage clinical trials and commercial production using baculovirus platform • Comparability studies and assessments underway C O N F I D E N T I A L 29

Prevail Therapeutics summary • Developing potentially disease-modifying gene therapies for neurodegenerative disorders • PR001 Phase 1/2 trial for PD-GBA currently recruiting • PR001 Phase 1/2 trial for nGD on track to initiate in first half of 2020 • Pipeline of gene therapy programs for neurodegenerative diseases using a precision genetic medicine approach • Multiple catalysts for PR001 and PR006 expected in 2020, including several active clinical trials and data readouts